Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents [Abstract]
Cash and cash equivalents
Note 3. Cash and cash equivalents

Cash and cash equivalents are comprised of short-term deposits with different financial institutions. Cash equivalents only include instruments with purchased maturity of less than three months. The amount includes the amount deposited, plus any interest earned.